UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2009

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Sun American Bancorp

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-22911	65-032364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9293 Glades Road

Boca Raton, Florida  33434

(Address of Principal Executive Offices) (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated, we refer to Sun American Bancorp, as we, us, our, and the Company, and we refer to the Company’s subsidiary, Sun American Bank, as the Bank in this Current Report on Form 8-K.

Item 1.01

Entry into a Material Definitive Agreement

(a)

On March 9, 2009, the Company entered into a written modification (“Modified Loan Agreement”) to its existing loan and stock pledge agreement (“Original Loan Agreement”) with Silverton Bank, N.A. (“Silverton”) and a written modification (the “Modification Promissory Note” or, the “Note” and, together with the Modified Loan Agreement, the “Modified Documents”) of its promissory note due January 16, 2010 (the “Maturity Date”), in favor of Silverton, originally executed on January 16, 2008 (the “Original Note”). The Modified Documents are retroactively effective January 16, 2009.

The Company and Silverton agreed to certain revised affirmative covenants in the Modified Loan Agreement, including without limitation, reduced time frames and increased frequency for the production of financial disclosures and a covenant compliance certificate to Silverton.

The Modified Loan Agreement provides so long as the Note is outstanding or the agreement is in effect: the Company will provide on a monthly basis, as soon as practicable, and in any event within twenty-one (21) days after the end of each month of the Company’s fiscal year, an internally generated financial statement of the Company, both consolidated with the Company’s subsidiary and on a parent-only basis, certified to Silverton, by an authorized financial officer of the Company; a covenant compliance certificate which: (i) sets forth the various financial covenants and ratios which the Company and the Bank are required to comply with during the term of the Agreement, (ii) contains calculations reflecting whether or not the Company or the Bank, as the case may be, is in compliance with each such financial covenant or ratio requirement, (iii) contains a statement as to whether or not the Company is in default under the Modified Loan Agreement or any of the other loan documents, and, if the Company is in default, such statement is required to indicate the nature of the default as well as the steps which the Company proposes to take in order to cure said default, and (iv) be certified to be true and correct by an authorized financial officer of the Company acceptable to Silverton.

The Company additionally agreed to provide within ninety (90) days after the end of each fiscal year, year end audited financial statements of the Company (consisting of a profit and loss statement, a balance sheet , a cash flow statement and a report on changes in stockholders equity) consolidated with the Bank that are examined and reviewed by a certified public accountant selected by the Company and acceptable to Silverton, together with the unqualified opinion of the accountant.

The parties agreed under the Modified Loan Agreement to certain revised negative covenants contained in the Original Loan Agreement, including, without limitation, covenants related to the Company’s required capitalization ratios, a covenant relating to the payment of the Company’s dividends, and a covenant affirming that the Company will not require a material enforcement action by its regulators, subject to certain exceptions.

The new negative covenants provide that so long as the Note is outstanding or the Modified Loan Agreement is in effect:

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the Company’s Tier 1 Capital Leverage Ratio will be greater than or equal to 4.00% and measured daily but reported monthly;

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the Company’s Tier 1 Risk Based Capital Ratio will be greater than or equal to 4.00% and measured daily but reported monthly;

•

the Bank’s Tier 1 Capital Leverage Ratio will be greater than or equal to 5.00% and measured daily but reported monthly;

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the Bank’s Tier 1 Risk Based Capital Ratio will be greater than or equal to 6.00% and measured daily but reported monthly;

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the Bank’s Total Risk Based Capital Ratio will be greater than or equal to 10.00% and measured daily but reported monthly;

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the Bank’s Non-Performing Assets (defined as loans 90+ days past due, loans in non-accrual status and OREO) will not exceed 10.00% of gross loans plus OREO which covenant will be measured daily but reported monthly;

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no dividend may be paid by the Company except to the three directors holding Series A preferred shares prior to the date of the Modified Loan Agreement; and

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the Company must not be in a situation requiring a material formal enforcement action by its regulators as it relates to the financial condition of the Company and/or the Bank, except as provided in the January 2009 written agreement by and among Sun American Bancorp, Sun American Bank, the Federal Reserve Bank of Atlanta and the State of Florida Office of Financial Regulation as supplemented.

The terms of the Original Note provided for borrowings of funds up to a principal amount of $8,000,000 on a revolving basis and such terms were modified to eliminate the revolving feature that had previously permitted the Company to borrow, repay and re-borrow funds, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of the Original Note. Additionally, the Modification Promissory Note reduced the principal amount of the note to the current amount outstanding under the Original Note of $7,528,870.98.  No new borrowings are permitted under the terms of the Modification Promissory Note.

The repayment terms of the Original Note were modified pursuant to the Modification Promissory Note to provide for certain required reductions in principal following an equity financing or series of equity financings of the Company or the Bank.  The modified repayment terms provide that principal reductions to the loan are required upon the Company’s or the Bank’s receipt of private equity investments according to the schedule set forth below until the loan is paid in full, less: (i) an amount to be determined and required by Silverton to be used as an interest reserve to fully fund the interest payments due through the Maturity Date in the event the Company fails to make its scheduled payments (“Interest Reserve”), and (ii) $360,000 to be retained by the Company for the sole purpose of payment of its expenses not passed through to Silverton (“Expense Reserve”):

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15% of proceeds from an equity investment up to $5,000,000 will be applied to reduce the principal of the Modification Promissory Note, net of the Interest Reserve and the Expense Reserve;

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20% of proceeds from an equity investment of between $5,000,001 and $15,000,000 will be applied to reduce the principal of the Modification Promissory Note, in addition to all previous required reductions in principal; and

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25% of proceeds from an equity investment in excess of $15,000,001 will be applied to reduce principal of the Modification Promissory Note, in addition to all previous required reductions in principal.

Equity is defined in the Modification Promissory Note as an equity investment or series of investments made in the Company or the Bank by one or more individuals or entities considered in the aggregate regardless of the form of investment and required to be measured cumulatively from January 1, 2009 effective upon the date actually received by the Company or the Bank.

Additionally, the Modification Promissory Note provides that the following exit fees, representing a percentage of the outstanding balance of the loan, are due from the Company to Silverton in connection with the repayment of the loan balance and all related fees and costs: (i) on or before March 31, 2009, an exit fee equal to .65%; (ii) between April 1, 2009 through and including June 30, 2009, an exit fee equal to 2.55%; (iii) between July 1, 2009 through and including July 31, 2009, an exit fee equal to 3.90%; (iv) between August 1, 2009 through and including August 31, 2009, an exit fee equal to 5.20%; and (v) between September 1, 2009 through and including the Maturity Date, an exit fee equal to 8.00%.

The descriptions of the Modified Documents set forth in this Item 1.01 are qualified in their entirety by reference to the Modified Loan Agreement and Modification Promissory Note, copies of which are attached as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein in their entirety.

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

Exhibit Number	Exhibits

10.1	Modification to Loan and Stock Pledge Agreement, by and between Silverton Bank, N.A. and Sun American Bancorp, dated March 9, 2009, effective January 16, 2009.

10.2	Modification Promissory Note, executed by Sun American Bancorp in favor of Silverton Bank, N.A., dated February 5, 2009, effective January 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN AMERICAN BANCORP

Date: March 11, 2009	By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibits

10.1	Modification to Loan and Stock Pledge Agreement, by and between Silverton Bank, N.A. and Sun American Bancorp, dated March 9, 2009, effective January 16, 2009.

10.2	Modification Promissory Note, executed by Sun American Bancorp in favor of Silverton Bank, N.A., dated February 5, 2009, effective January 16, 2009.